J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

(each, a “Fund” and collectively, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 23, 2024

to the current Summary Prospectuses, Prospectuses and Statements of Additional Information, as supplemented

NOTICE OF LIQUIDATION OF JPMORGAN BETABUILDERS U.S. TIPS 0-5 YEAR ETF AND JPMORGAN BETABUILDERS 1-5 YEAR U.S. AGGREGATE BOND ETF. The Board of Trustees (the “Board”) of the Funds has approved the liquidation and dissolution of each Fund on or about October 25, 2024 (the “Liquidation Date”). Effective immediately, in connection with the liquidation and dissolution, each Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), each Fund shall distribute pro rata to its shareholders of record all of the assets of that Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of each Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of each Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

After the close of business on Friday, October 18, 2024, each Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of each Fund on Cboe BZX Exchange, Inc. (“Cboe”). Shareholders should be aware that after the close of business on Friday, October 18, 2024, each Fund will no longer engage in any business activities except for the purposes of selling and converting into cash all of the assets of each Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). Furthermore, during the time between market close on Friday, October 18, 2024, and the Liquidation Date, shareholders will be unable to dispose of their shares on Cboe.

Shareholders may sell their holdings of a Fund, incurring typical transaction fees from their broker-dealer, on Cboe until market close on Friday, October 18, 2024, at which point the Fund’s shares will no longer trade on Cboe and the shares will be subsequently delisted. Shareholders who continue to hold shares of either Fund on the Liquidation Date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in that Fund on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on Cboe prior to market close on Friday, October 18, 2024. Each Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-BBIP-BBSA-LIQ-824